united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Annual Report

October 31, 2015

Fund Advisor:

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

This Page Intentionally Left Blank.

October 31, 2015

Dear shareholders,

So here is the question: Is this stock market a Michael Jordan phenomenon or a Barry Bonds phenomenon? Sports fans can skip the next two sentences. Michael Jordan was the quintessential great athlete at basketball: graceful, smart, and close to perfection. Barry Bonds broke the record for the most home runs in a season, but he used steroids in doing so. As in many facets of life, only time will tell whether this market is pumped up on steroids - that is, central bank’s easy money - or not.

The Marathon Value Portfolio (“The Fund”) had a successful year. While the Fund trailed the benchmark during the fiscal year due to our cash and fixed income positions, our individual stocks outperformed the S&P500. Please read the Management Discussion for more details. When the stock market’s first correction in four years occurred this summer, the Fund’s portfolio was well-positioned and declined less than the benchmark S&P 500. From August 17th through August 24th 2015 the Fund dropped 9.2% versus the S&P500’s fall of 11.2%. This year, the stock market was buffeted by concerns that the Chinese economy would go into a tailspin and by uncertainty over the Federal Reserve’s timing of interest rate hikes. As to the first, it seems that the sharp downturn in China’s demand for commodities, as their manufacturing economy slowed down, overshadowed the strong performance by Chinese consumers. So the Chinese economy has begun a transformation from one that is export-driven to one that is more balanced. That is very much in America’s interest. As to the second, the Federal Reserve has fallen badly behind the curve. It seems likely to raise interest rates in December, an action they should have taken long ago. The excess scrutiny of the Federal Reserve and the consequent uncertainty has not helped either business or consumer confidence.

Social media, meanwhile, has spread its influence beyond fashion, popular music, and celebrity culture into politics and the stock market. In politics, it is clear that, at least in the early going, those who can stir up popular emotions have an edge. Social media and its blogs even had an impact on the Fund’s fiscal year results. One of the Fund’s positions, BOFI Holdings(1.14% of portfolio), came under attack in the press and social media in mid-October 2015 and, as a result, declined by over 43 percent in a two week period between October 13th and October 30th 2015. BOFI Holdings has outpaced financial service companies in profitability and growth by a large margin in the last 5 years. The Fund’s investment activity in BOFI has returned an annual rate of 73.3% from our first investment on September 22, 2009 through the end of the month on October 31, 2015.

The last 12 months of the stock market have had one characteristic that is typical of the late stage of a bull market. Before describing what this is, let’s remind ourselves of how the S&P 500 Index is put together. A company’s relative importance in the Index is determined by multiplying the number of shares available for trading by its share price and comparing the result to those of other companies in the Index. As a result, the more the share price of a company rises relative to other companies in the Index, the greater its impact on how the Index performs. So this year, the S&P 500 Index has been influenced by about 5 fast-growing companies, with Amazon, Netflix, and Alphabet (the old Google) among them. Looking back on history, the major bear market that began in late 1973 was characterized by the “nifty fifty” companies that carried high multiples and far outshone “average” companies. These included such hold-for-ever great companies as Polaroid, Xerox, and Eastman Kodak. Again in 1999, most stocks in the S&P 500 actually declined, but the Index rose 19.53% because of a small number of heavily-weighted tech companies such as Cisco, Microsoft, and eBay. Based on the past, for the bull market to continue today will require the troops to follow the generals.

Thank you for your continued interest and ownership in Marathon Value Portfolio. Please feel free to have your financial advisor contact us with any questions.

Sincerely,

Marc Heilweil

MANAGEMENT DISCUSSION (Unaudited)

Over the twelve-month period ended October 31, 2015, Marathon Value Portfolio (“Marathon” or “the Fund”) returned +3.46%. Marathon’s annualized performance since inception (March 28, 2000) is +7.76%. The comparable total returns for the S&P 500 benchmark are +5.20% and +4.06% respectively. Since the Fund’s inception, the Fund’s cumulative total return has been +220.85%, versus the S&P500’s cumulative total return of +86.11% for a total return differential of +134.74% for Marathon.

PERFORMANCE SUMMARY (Unaudited)

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	YTD 2015	Since Inception as of 10/31/15
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	0.74%	220.85%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	2.70%	86.11%

Annualized Total Returns
	For the Periods Ended October 31, 2015
	One Year	Three Year	Five Year	Ten Year	Since
					Inception

Marathon Value Portfolio	3.46%	12.13%	10.92%	7.19%	7.76%

S&P 500 Index	5.20%	16.20%	14.33%	7.85%	4.06%

The total annual operating expense ratio for the Fund is 1.10%

*	March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

5735-NLD-12/02/2015

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through October 31, 2015. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

This year the U.S. economy has turned in weaker results than was generally expected. Therefore it is not surprising that companies with greater revenue growth excelled in the stock market. Fortunately we held companies that grew revenues nicely, such as Alphabet (2.11% of portfolio), Microsoft (0.95% of portfolio), and Edwards Lifesciences (1.81% of portfolio). Evidence of a turnaround helped McDonald’s (1.49% of portfolio), another large-cap company, which helped boost the S&P 500 Index. The Fund held McDonald’s through a rough patch that lasted two years and thereby avoided a capital gain distribution and allowed the Fund to participate in its recovery. You may have noticed that McDonald’s now serves all-day breakfast, which has been a success so far.

Two of our hometown Atlanta companies (Spectrum Advisory Services, the advisor to the Fund, is headquartered in Atlanta) were big winners for the Fund this year: Global Payments (GPN, +69.5%, 1.83% of portfolio) and Equifax (EFX, +40.7%, 1.65% of portfolio). They exemplify companies that benefit from our digital world but, importantly, are able to fend off ever-increasing numbers of nimble new competitors. Equifax has branched out beyond its credit reporting services into complementary fields. Global Payments has taken its payment processing capabilities to many new countries and is among the best at what they do in a still-fragmented market, allowing for further growth.

Emerson Electric (EMR, -26.3%, 1.09% of portfolio) was the largest detractor to the Fund’s performance for the year. In general, industrial stocks were poor performers as capital spending turned weak, in part due to China’s slowdown but also because of the enormous headwinds facing oil and gas markets. Emerson has outsized exposure to both areas and does not have much exposure to automotive and aerospace end markets, which were pockets of strength for some industrial peers. Emerson’s management has taken the unusual step to shrink the company by ridding itself of some divisions. We recently added to our Emerson position at prices above our original purchase price, but well off the highs of the past two years.

Bed Bath & Beyond (BBBY, -11.4%, 0.95% of portfolio) had a tough twelve months. The company’s financial results have not been anywhere near as volatile as investor sentiment on the company, which is currently quite low. Investors including ourselves are very concerned that the company is spending enormous amounts in a “build it and they will come” strategy that is heavily skewed toward online fulfillment, in which Amazon will be happy to lower the amount of profits available to any competitors. As is our practice, we sold part of the BBBY position at higher levels to reduce risk, and we are closely evaluating management strategy to determine their commitment to total shareholder value.

Alleghany (Y, +11.7%, 2.36% of portfolio) was not among our largest percentage gainers this year, but its size in our portfolio combined with an 11% return was certainly helpful. Multiple areas of the insurance landscape have seen new sources of capital deployed from “nontraditional” sources, including hedge funds, and this has pressured insurers’ pricing and underwriting discipline. Alleghany is not immune to challenges, but we benefited from the diversity of their clients as well as their investment strategy, which is not as dependent on bond yields as other insurers.

We last discussed home improvement giant Lowe’s (LOW, +29.1%, 1.79% of portfolio) three years ago in the October 2012 management discussion. At the time, the company was in the midst of a complex and difficult re-merchandising strategy to focus on brands and stock keeping units that their customers most valued. Today the company enjoys the fruits of those efforts, reflected in improved market share and greatly increased customer-satisfaction scores, not to mention a top JD Power ranking for their appliance website - an expanding category that is also bringing in store customers who might not have otherwise walked through the doors. The work is not done for this company, as they seek to gain greater wallet share among professional customers and continue to improve their position in this unique retail category.

The S&P500 went for a wild three-month ride beginning August 17th 2015, which was initially touched off when Chinese officials devalued the Yuan amid a worrisome slowing of their economy. A deflationary scare erupted, and emerging market economies dependent on selling raw materials and base metals for Chinese consumption were rocked. It was an instructional period for investors to see just how dependent many American industrial companies are, not only on Chinese end demand, but the demand from explosive growth in mining and construction in countries who supply China’s thirst for materials. Amidst this turmoil the U.S. dollar has strengthened, which is a further headwind for American companies selling abroad.

Just as time cures all evils, eventually time will be on the side of industries facing hard times, such as agriculture and oil and gas exploration. Thanks in part to record harvests pushing corn prices down 70% from previous highs, net farm income in the USA will be $55.9 billion this year according to the US Department of Agriculture, versus $123 billion in 2013. U.S. domestic oil prices are around $42 per barrel as we write this, and while we expect more volatility in this commodity, we think that this price level will eventually discourage enough production that the price may trend higher in coming years as a wretched supply/demand situation reverses. That said, we have been and will continue to be very selective in this industry, which is among the worst out there in terms of having the ability to control its own destiny. If a retailer tells us that a factor completely out of their control could cause 40% of their stores to become unprofitable in a matter of days, would we want to invest in such a situation? The ability to say “no thanks” and back away is one of our best tools as investors, so we utilize it often.

In markets like this one, attempts to protect a portfolio have less to do with how we act now than in how we prepared for and acted leading up to this point. We consistently remind investors that we focus on owning companies that are so soundly managed that we see little likelihood of taking a permanent loss in even a severe recession. The key to potentially growing and protecting wealth is to make the right decisions during periods of volatility, uncertainty and wild swings in market sentiment, and we structure our time and our business toward this effect. Rather than spend the majority of our time marketing and courting new clients, we focus on company research so that in periods of stress we can (hopefully!) make good decisions for the long term.

We find ourselves in a very interesting investment climate. Technology has given investors incredible tools to take cost and complexity out of investing. While those are good things, these tools also give investors the ability to make rash decisions that can destroy capital. Never have we seen such an onslaught of daily headlines proclaiming doom, to be followed hours later by complete reversals of sentiment, combined with the ability to pull out a smartphone, login to a brokerage account and cause serious damage to a portfolio. We remind investors that as difficult as investing well can be, it is also uncomplicated – intensely research companies, know how much to pay for them, and ignore the noise.

Marathon Value Portfolio

PORTFOLIO REVIEW (Unaudited)

October 31, 2015

The Fund’s performance figures(*) for the periods ended October 31, 2015, compared to its benchmark:

		Five	Ten
	One	Year	Year	Inception*** through
	Year	(Annualized)	(Annualized)	October 31, 2015
Marathon Value Portfolio	3.46%	10.92%	7.19%	7.76%
S&P 500 Index **	5.20%	14.33%	7.85%	4.06%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s Net Assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of October 31, 2015:

Sectors	Percentage of Net Assets
Information Technology	19.6%
Financial Services	17.7%
Industrials	15.0%
Consumer Discretionary	13.2%
Healthcare	10.8%
Consumer Staples	7.8%
Materials	6.8%
Energy	5.5%
Government Obligation	1.5%
Telecom	0.4%
Other	0.1%
Cash & Equivalents	1.6%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Marathon Value Portfolio

SCHEDULE OF INVESTMENTS

October 31, 2015

Shares		Fair Value

	COMMON STOCKS - 91.8%
	CONSUMER DISCRETIONARY - 12.2%
5,700	Advance Auto Parts, Inc.	$1,131,051
10,100	Bed Bath & Beyond, Inc. *	602,263
8,500	Genuine Parts Co.	771,460
4,368	John Wiley & Sons, Inc.	228,577
15,300	Lowe’s Cos., Inc.	1,129,599
8,400	McDonald’s Corp.	942,900
9,100	PepsiCo, Inc.	929,929
2,450	Polaris Industries, Inc.	275,233
30,780	Reading International, Inc. *	477,090
4,000	Tiffany & Co.	329,760
8,000	Walt Disney Co.	909,920
		7,727,782
	CONSUMER STAPLES - 7.8%
6,000	Archer-Daniels-Midland Co.	273,960
12,300	Campbell Soup Co.	624,717
13,200	Colgate-Palmolive Co.	875,820
6,300	Costco Wholesale Corp.	996,156
5,000	Kimberly-Clark Corp.	598,550
13,151	Koninklijke DSM NV - ADR	176,355
8,627	Procter & Gamble Co.	658,930
6,500	Walgreens Boots Alliance, Inc.	550,420
4,315	Weis Markets, Inc.	177,519
		4,932,427
	ENERGY - 3.8%
4,500	Anadarko Petroleum Corp.	300,960
6,600	ConocoPhillips	352,110
6,700	Devon Energy Corp.	280,931
5,323	Exxon Mobil Corp.	440,425
8,000	Phillips 66	712,400
9,500	Sasol Ltd. - ADR	305,520
		2,392,346
	FINANCIAL SERVICES - 16.8%
3,013	Alleghany Corp. *	1,495,262
3,000	Aon PLC	279,930
9,000	Bank of Nova Scotia	422,820
6,500	Berkshire Hathaway, Inc. *	884,130
9,000	BofI Holding, Inc. *	720,090
13,481	Colony Capital, Inc.	274,204
4,800	EastGroup Properties, Inc.	269,568
9,800	Equifax, Inc.	1,044,386
67,093	Hudson City Bancorp, Inc.	678,981
14,200	Leucadia National Corp.	284,142
1,306	National Western Life Group, Inc.	336,935
50,900	Northeast Bancorp	547,175
21,700	Plum Creek Timber Co., Inc.	884,058
12,500	SunTrust Banks, Inc.	519,000
19,530	US Bancorp	823,775
6,000	Verisk Analytics, Inc. - Cl. A *	429,660
900	White Mountains Insurance Group Ltd.	711,000
		10,605,116

See accompanying notes to financial statements.

Marathon Value Portfolio

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Shares		Fair Value

	HEALTHCARE - 10.3%
4,700	Becton Dickinson and Co.	$669,844
8,500	Bristol-Myers Squibb Co.	560,575
4,500	Cardinal Health, Inc.	369,900
7,300	Edwards Lifesciences Corp. *	1,147,195
7,000	GlaxoSmithKline PLC - ADR	301,420
6,845	Novartis AG - ADR	618,993
6,500	Novo Nordisk A/S - ADR	345,670
8,723	Pfizer, Inc.	295,012
11,000	QIAGEN NV *	265,870
15,500	St Jude Medical, Inc.	989,055
9,700	Stryker Corp.	927,514
600	Valient Pharmaceuticals International, Inc. *	56,262
		6,547,310
	INDUSTRIALS - 15.0%
10,700	3M Co.	1,682,147
2,500	Atlas Air Worldwide Holdings, Inc. *	103,100
13,100	Eaton Corp. PLC	732,421
14,600	Emerson Electric Co.	689,558
2,300	Expeditors International of Washington, Inc.	114,517
3,000	Fastenal Co.	117,480
16,300	General Electric Co.	471,396
23,138	Graco, Inc.	1,698,329
8,300	Illinois Tool Works, Inc.	763,102
12,300	Lincoln Electric Holdings, Inc.	735,663
15,984	Raven Industries, Inc.	291,069
12,539	Secom Co., Ltd. - ADR	208,273
24,775	Tyco International Plc	902,801
9,800	United Parcel Service, Inc.	1,009,596
		9,519,452
	INFORMATION TECHNOLOGY - 19.3%
750	Alphabet, Inc. Class A *	553,043
1,103	Alphabet, Inc. Class C *	784,023
9,100	Apple, Inc.	1,087,450
6,700	Automatic Data Processing, Inc.	582,833
21,600	Avnet, Inc.	981,288
26,800	Cisco Systems, Inc.	773,180
22,500	Corning, Inc.	418,500
15,950	EMC Corp.	418,209
8,500	Global Payments, Inc.	1,159,485
17,600	Intel Corp.	595,936
6,200	International Business Machines Corp.	868,496
21,500	Linear Technology Corp.	955,030
11,400	Microsoft Corp.	600,096
31,600	Net 1 UEPS Technologies, Inc. *	538,148
9,000	TE Connectivity Ltd.	579,960
12,200	Texas Instruments, Inc.	691,984
8,580	Zebra Technologies Corp. *	659,802
		12,247,463
	MATERIALS - 6.2%
1,600	Cytec Industries, Inc.	119,072
18,000	PPG Industries, Inc.	1,876,680
10,400	Silver Wheaton Corp.	141,336
22,200	Valspar Corp.	1,797,090
		3,934,178

See accompanying notes to financial statements.

Marathon Value Portfolio

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Shares		Fair Value

	TELECOM - 0.4%
10,000	SK Telecom Co., Ltd. - ADR	$235,600

	TOTAL COMMON STOCK (Cost $29,240,676)	58,141,674

Par Value

	BONDS AND NOTES - 5.9%
	CONSUMER DISCRETIONARY - 1.0%
$350,000	DR Horton, Inc., 5.63%, 1/15/2016	$352,625
250,000	DR Horton, Inc., 6.50%, 4/15/2016	254,375
		607,000
	ENERGY- 1.7%
300,000	Anadarko Petroleum Corp., 5.95%, 9/15/2016	311,036
250,000	Chesapeake Energy Corp., 3.25%, 3/15/2016	245,625
334,000	Noble Holding International Ltd., 3.05%, 3/1/2016	335,575
200,000	WPX Energy, Inc., 5.25%, 1/15/2017	201,000
		1,093,236
	FINANCIAL SERVICES - 0.9%
50,396	Countrywide Asset-Backed Certificates, 0.86%, 4/25/2032 (A)	33,631
27,904	Countrywide Asset-Backed Certificates, 3.20%, 10/25/2032 (A)	12,537
77,038	Impac CMB Trust Series 2004-4, 1.04%, 9/25/2034 (A)	72,429
39,235	Impac CMB Trust Series 2003-8, 1.10%, 10/25/2033 (A)	37,777
95,000	Mack-Cali Realty LP, 5.80%, 1/15/2016	95,690
285,000	Willis Group Holdings PLC, 4.13%, 3/15/2016	287,764
		539,828
	GOVERNMENT OBLIGATION - 1.5%
1,000,000	US Treasury Note, 2.00%, 2/15/2025	988,424

	HEALTHCARE - 0.5%
300,000	HCA, Inc., 7.19%, 11/15/2015	300,600

	INFORMATION TECHNOLOGY - 0.3%
200,000	Dell, Inc., 3.10%, 4/1/2016	201,450

	TOTAL BONDS AND NOTES (Cost $3,793,897)	3,730,538

See accompanying notes to financial statements.

Marathon Value Portfolio

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2015

Shares		Fair Value

	PREFERRED STOCK - 0.6%
	MATERIALS - 0.6%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	$380,000

	SHORT TERM INVESTMENT - 1.6%
1,019,256	Huntington Conservative Deposit Account, 0.05% (A)
	(Cost $1,019,256)	1,019,256

	TOTAL INVESTMENTS (Cost $34,362,407) (B) - 99.9%	$63,271,468

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	34,621

	NET ASSETS - 100.00%	$63,306,089

*	Non-income producing securities.

ADR American Depositary Receipt.

CMB - Collateralized Mortgage Backed

(A)	Variable rate security; the rate shown represents the yield at October 31, 2015

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $34,322,262 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$29,437,365
Unrealized depreciation	(488,159)
Net unrealized appreciation	$28,949,206

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS
Investment securities:
At cost	$34,362,407
At fair value	$63,271,468
Dividends and interest receivable	78,596
Receivable for securities sold	16,238
Receivable for fund shares sold	3,014
Other assets	641
TOTAL ASSETS	63,369,957

LIABILITIES
Payable for fund shares redeemed	28,245
Investment advisory fees payable (a)	23,974
Payable to Related Parties (a)	11,649
TOTAL LIABILITIES	63,868
NET ASSETS	$63,306,089

Net Assets Consist Of:
Paid in capital	$33,592,180
Undistributed net investment income	358,108
Accumulated net realized gain from security transactions	446,740
Net unrealized appreciation on investments	28,909,061
NET ASSETS	$63,306,089

Net Asset Value Per Share:
Shares:
Net Assets	$63,306,089
Shares of beneficial interest outstanding (b)	2,724,182

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.24

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $14,182)	$1,088,990
Interest	61,020
TOTAL INVESTMENT INCOME	1,150,010

EXPENSES
Investment advisory fees (a)	724,025
TOTAL EXPENSES	724,025

NET INVESTMENT INCOME	425,985

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	446,011
Change in unrealized appreciation on investments	1,415,163

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,861,174

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,287,159

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
FROM OPERATIONS
Net investment income	$425,985	$371,273
Net realized gain from investments and foreign currency transactions	446,011	1,145,134
Net change in unrealized appreciation on investments	1,415,163	3,927,621
Net increase in net assets resulting from operations	2,287,159	5,444,028

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(411,894)	(244,492)
From net realized gains	(1,149,058)	(1,778,576)
Net decrease in net assets from distributions to shareholders	(1,560,952)	(2,023,068)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,629,775	2,839,671
Reinvestment of distributions to shareholders	1,559,285	2,018,384
Payments for shares redeemed	(8,742,368)	(5,191,206)
Net decrease in net assets from shares of beneficial interest	(4,553,308)	(333,151)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,827,101)	3,087,809

NET ASSETS
Beginning of Period	67,133,190	64,045,381
End of Year *	$63,306,089	$67,133,190
* Includes undistributed net investment income of:	$358,108	$349,368

SHARE ACTIVITY
Shares Sold	114,736	129,355
Shares Reinvested	69,829	95,072
Shares Redeemed	(377,905)	(234,562)
Net decrease from share activity	(193,340)	(10,135)

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012	October 31, 2011

Net asset value, beginning of year	$23.01	$21.88		$17.72		$16.52	$15.39
Activity from investment operations:
Net investment income	0.15 (b)	0.13	(b)	0.12	(b)	0.13	0.10
Net realized and unrealized gain on investments	0.62	1.69		4.33		1.51	1.13
Total from investment operations	0.77	1.82		4.45		1.64	1.23

Less distributions from:
Net investment income	(0.14)	(0.08)		(0.14)		(0.11)	(0.10)
Net realized gains	(0.40)	(0.61)		(0.15)		(0.33)	—
Total distributions	(0.54)	(0.69)		(0.29)		(0.44)	(0.10)
Net asset value, end of year	$23.24	$23.01		$21.88		$17.72	$16.52
Total return (a)	3.46%	8.58%		25.48%		10.24%	8.03%

Net assets, end of year (000s)	$63,306	$67,133		$64,045		$50,357	$41,251

Ratio of expenses to average net assets (c)	1.10%	1.13	% (e)	1.21	% (d)	1.25%	1.25%
Ratio of net investment income to average net assets	0.65%	0.56%		0.61%		0.75%	0.64%

Portfolio Turnover Rate	12%	16%		10%		13%	16%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

1.	ORGANIZATION

Marathon Value Portfolio (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a former series of the Unified Series Trust (the “Predecessor Fund”), which in turn was the successor to the Marathon Value Portfolio, formerly of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015, for the Fund’s investments measured at fair value:

		Level 2	Level 3
			(Other Significant
	Level 1	(Other Significant	Unobservable
Assets*	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks	$58,141,674	$—	$—	$58,141,674
Bonds and Notes	—	3,730,538	—	3,730,538
Preferred Stock	380,000	—	—	380,000
Short Term Investment	1,019,256	—	—	1,019,256
Total	$59,540,930	$3,730,538	$—	$63,271,468

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from Real Estate Investment Trusts (“REIT”) securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years or expected to be taken by the Fund in its 2012-2015 fiscal year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended October 31, 2015 cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $7,774,109 and $11,193,693, respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Spectrum Advisory Services, Inc. serves as the Fund’s investment advisor. Under the terms of an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the year ended October 31, 2015, the Advisor earned fees of $724,025 under the Advisory Agreement and was due $23,974 as of October 31, 2015.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the year ended October 31, 2015, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Advisor (as part of the universal fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor (as part of the universal fee).

Compensation of Directors. Effective January 1, 2015, each Trustee who is not affiliated with the Trust or an investment advisor to any series of the Trust receives a quarterly fee of $13,500 for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2014 through December 31, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $12,000. Effective January 1, 2015, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $2,500, and the Audit Committee Chairman receive a quarterly fee of $1,750. None of the executive officers receive compensation from the Trust. Trustee Compensation is paid by the Trust and allocated between the funds of the Trust as discussed in Note 2. The Advisor pays the Fund’s portion of the Trustee’s expenses (as part of the universal fee). The total amount allocated to the Fund for the year ended November 30, 2015 was $9,285.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2015	October 31, 2014
Ordinary Income	$411,894	$244,492
Long-Term Capital Gain	1,149,058	1,778,576
	$1,560,952	$2,023,068

On December 14, 2015, The Fund paid an ordinary income dividend of $0.1590, and a long-term capital gain dividend of $0.1661 per share to shareholders of record on December 11, 2015.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed			Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Other Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$317,963	$446,740	$—	$—	$—	$28,949,206	$29,713,909

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, and tax adjustments for paydowns and return of capital distributions from C-Corporations, resulted in reclassification for the year ended October 31, 2015 as follows:

Paid	Undistributed Net	Accumulated
in	Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(5,351)	$5,351

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of October 31, 2015 Charles Schwab & Co. was the record owner of 74.87% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and
Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 23, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	34	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	34	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	155	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	155	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014).	34	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

9/30/15-NLFT III-V3

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

9/30/15-NLFT III-V3

Marathon Value Portfolio
EXPENSE EXAMPLES
October 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	5/1/15	10/31/15	5/1/15-10/31/15*	5/1/15-10/31/15
	$1,000.00	$1,002.20	$5.55	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	5/1/15	10/31/15	5/1/15-10/31/15*	5/1/15-10/31/15
	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $13,000
2014 – $12,000

(b)	Audit-Related Fees
2015 – None

2014 – None

(c)	Tax Fees

2015 – $2,500

2014 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015 2014

Audit-Related Fees:      0.00% 0.00%

Tax Fees:     0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2015 - $2,500
2014 –$2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 1/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 1/6/16

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 1/6/16